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                             SAFECO RESOURCE SERIES TRUST
                  SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1997
                           SUPPLEMENT DATED AUGUST 11, 1997

THE FOLLOWING SUPPLEMENTAL INFORMATION REPLACES THE INFORMATION UNDER THE HEADING "PORTFOLIO MANAGER" ON PAGE 10 OF THE TRUST'S BOND PORTFOLIO PROSPECTUS:

    The portfolio manager for the Bond Portfolio is Michael Hughes, Assistant Vice President, SAM. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.